UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549
___________

FORM 8-K
CURRENT REPORT

Pursuant To Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)	October 17, 2019

TC PipeLines, LP
(Exact name of registrant as specified in its charter)

Delaware	001-35358	52-2135448
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 Louisiana Street, Suite 700 Houston, TX	77002-2761
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code	(877) 290-2772

(Former name or former address if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as deﬁned in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised ﬁnancial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 7.01   Regulation FD Disclosure .

On October 17, 2019, TC PipeLines, LP (the "Partnership") announced it will release its third quarter 2019 financial results on Thursday, November 7, 2019, and will hold a teleconference and live webcast on Thursday, November 7 at 10:00 a.m. Central Daylight Time (11:00 a.m. Eastern Daylight Time).  A copy of the news release is attached as Exhibit 99 and is incorporated herein by reference.

Members of the investment community and other interested parties are invited to participate by calling 800.377.0758. Please dial in 10 minutes prior to the start of the call. A pass code is not required. A live webcast will also be available through the Partnership’s website at TCPipeLinesLP.com/events or via the following URL: http://www.gowebcasting.com/10365. Slides for the conference call will be posted on the Partnership’s website under “Events and Presentations” prior to the webcast.

A replay of the teleconference will also be available two hours after the conclusion of the call and until 11 p.m. (CST) and midnight (EST) on Nov. 14, 2019, by calling 800.408.3053, then entering pass code 8347750#.

The information disclosed in this Item 7.01, including Exhibit 99 hereto, is being furnished and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), or otherwise subject to the liabilities under that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act except as expressly set forth by specific reference in such filing.

Item 9.01   Financial Statements and Exhibits.

(d)   Exhibits

Exhibit No.	Description
99	News Release of TC PipeLines, LP, dated October 17, 2019, reporting the date for release of its third quarter 2019 financial results.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TC PipeLines, LP by: TC PipeLines GP, Inc., its general partner
By: /s/ Jon Dobson Jon Dobson Secretary

Dated:  October 17, 2019

EXHIBIT INDEX
Exhibit No.	Description
99	News Release of TC PipeLines, LP, dated October 17, 2019, reporting the date for release of its third quarter 2019 financial results.